Exhibit 10.1

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “First Amendment”) is executed as of February 3, 2025 (the “Effective Date”),  by and between The Dallas Morning News, Inc., a Delaware corporation (“Seller”), and Plano Estates, LLC, a Texas limited liability company (“Purchaser”) as successor by assignment to 2201 Luna Road, LLC, a Texas limited liability company (“Original Purchaser”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Purchase Agreement.

RECITALS:

WHEREAS, Seller and Original Purchaser are parties to that certain Purchase and Sale Agreement dated as of December 16, 2024, by and between Seller and Original Purchaser, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of December 23, 2024, and assigned by Original Purchaser to Purchaser (as amended, the “Original Agreement”);

WHEREAS, Seller and Purchaser now desire to amend the Original Agreement in accordance with the terms herein set forth herein (the Original Agreement as amended by this Second Amendment is hereinafter referred to as the “Agreement”).

AGREEMENTS:

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Incorporation of Recitals. The recitals set forth above are fully incorporated herein by reference as if same were fully set forth herein.

2. Inspection Extension.  Notwithstanding anything in the Original Agreement to the contrary, the Inspection Period shall end on February 4, 2025 at 5:00 pm Central Time, so long as Purchaser deposits with Seller by bank wire transfer the sum of One Hundred Thousand Dollars ($100,000.00) no later than February 4, 2025 at 10:00 am Central Time, which shall be fully earned by Seller and non-refundable to Purchaser except solely in the event the Agreement terminates due to a default of Seller pursuant to Section 11.1 of the Agreement.   The Closing Date of February 28, 2025 shall remain unchanged.

3. No Other Changes. Except as herein expressly amended or otherwise provided, each and every term, condition, warranty and provision of the Original Agreement shall remain in full force and effect, and such are hereby ratified, confirmed and approved by the parties hereto.

4. Counterparts. This Second Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed an original signature and be binding upon the parties hereto (it being agreed that facsimile or other electronic signature shall have the same force and effect as an original signature).

5. Governing Law. This Second Amendment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Texas.

Second Amendment to

Purchase and Sale Agreement

(DMN Plano)

6. Authority.  Each party hereto represents to the other party hereto that such party has the legal right, power and authority and has obtained all necessary consents to enter into this Second Amendment.

7. Time is of the Essence. Time is of the essence with respect to each and every provision in this First Amendment.

[Remainder of page intentionally blank. Signature pages follow.]

Second Amendment to

Purchase and Sale Agreement

(DMN Plano)

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to be effective as of the date first written above.

SELLER:

The Dallas Morning News, Inc.,

a Delaware corporation

By: /s/ Katy Murray

Name: Katy Murray

Title:  President

PURCHASER:

Plano Estates, LLC,

a Texas limited liability company

By: /s/ Sarah Yaoyao

Name: Sarah Yaoyao

Title: Manager

Second Amendment to

Purchase and Sale Agreement

(DMN Plano)